SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               January 15, 1997.

                                OMI Trust 1996-B
               (Exact name of registrant as specified in charter)


      Pennsylvania               33-99320               23-2855625
   (State or other jurisdiction  (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

  c/o PNC Bank, National Association
  Corporate Trust Department
  Attention:  Constantine Hromych
  1700 Market Street
  Philadelphia, Pennsylvania                             19103
        (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI Trust 1996-B

                                    Form 8-K


Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

         OMI Trust 1996-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996- B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on January 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on January 15, 1997.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


January 29, 1996                            /s/ DOUGLAS R. MUIR
                                            -------------------

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                                                               Page of Sequentially
                                                                                                   Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on January 15, 1997........................................................... 5-10



OAKWOOD MORTGAGE INVESTORS, INC. 1996-B            REPORT DATE: JANUARY 6, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER                            POOL REPORT # 6
REMITTANCE REPORT                                               Page 1 of 6
REPORTING MONTH:                       Dec-96



                                 Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------

Beginning                                                                   Ending          Scheduled                Scheduled
Principal        Scheduled     Prepaid         Liquidated  Contracts        Principal       Gross         Servicing  Pass Thru
Balance          Principal     Principal       Principal   Repurchased      Balance         Interest      Fee        Interest
------------------------------------------------------------------------------------------------------------------------------------


207,898,121.83  (533,666.20)  (453,377.93)   (226,932.47)    0.00         206,684,145.23  1,934,784.93    173,248.43   1,761,536.50
====================================================================================================================================



                                Amount
  Liquidation    Reserve        Available for
  Proceeds       Fund Draw      Distribution
------------------------------------------------

   169,268.32          0.00     3,091,097.38
================================================






                                 Mezzanine Reserve Fund as of Cutoff Date
----------------------------------------------------------------------------------------------------------


 Beginning                               Investment     Balance Before     Reserve     Reserve      Balance After
  Balance       Deposits    Distrib.     Interest   Current Distribution  Fund Draw   Fund Deposit Current Distribution     Excess
-----------------------------------------------------------------------------------------------------------------------------------

 433,028.79      0.00     -1,703.79      1,735.82         433,060.82         0.00      0.00          433,060.82          1,735.82
===================================================================================================================================



        Reserve Fund Required Balance
     --------------------------------------
       Before Current    After Current
      Distribution      Distribution
     --------------------------------------

      431,325.00          431,325.00
     ======================================



Class B-1 Reserve Fund as of Cutoff Date

 Beginning                               Investment      Balance Before     Reserve     Reserve       Balance After
  Balance      Deposits    Distrib.      Interest    Current Distribution  Fund Draw   Fund Deposit  Current Distribution     Excess
------------------------------------------------------------------------------------------------------------------------------------

 324,771.22     0.00      -1,277.22      1,301.86        324,795.86           0.00      0.00        324,795.86              1,301.86
====================================================================================================================================



           Reserve Fund Required Balance
  --------------------------------------
          Before Current    After Current
           Distribution      Distribution
  --------------------------------------

          323,494.00          323,494.00
  ======================================






Class B-2 Reserve Fund as of Cutoff Date

  Beginning                              Investment      Balance Before     Reserve      Reserve        Balance After
   Balance      Deposits    Distrib.     Interest    Current Distribution  Fund Draw    Fund Deposit  Current Distribution    Excess
------------------------------------------------------------------------------------------------------------------------------------

 215,812.43     0.00       -150.43       820.66          216,482.66            0.00       0.00        216,482.66             820.66
====================================================================================================================================


     Reserve Fund Required Balance
 --------------------------------------
   Before Current    After Current
  Distribution      Distribution
 --------------------------------------

  215,662.00          215,662.00
 ======================================



                              Certificate Account
--------------------------------------------------------------------------------

 Beginning              Deposits                           Investment   Ending
  Balance     Principal       Interest     Distributions   Interest     Balance
--------------------------------------------------------------------------------

 290,261.09  1,176,651.58   1,816,745.41  (3,044,370.06)    2,064.40  241,352.42
================================================================================


                        P&I Advances at Distribution Date
-------------------------------------------------------------------------------

        Beginning              Recovered           Current            Ending
         Balance                Advances           Advances           Balance
-------------------------------------------------------------------------------


       1,259,051.06       1,229,442.54       1,824,971.61      1,854,580.13
===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B           REPORT DATE:  JANUARY 6, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 6
REMITTANCE REPORT                                 Page 2 of 6
REPORTING MONTH:                            Dec-96


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    --------------

(a) Remittance date on or after January 2001                                               N


(b) Average 60 day Delinquency rate <=       5%                                            Y

(c) Average 30 day Delinquency rate <=       7%                                            Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                   Aug. 1996 -Aug. 1997      4%                                            Y
                   Jan 2001 -Aug. 2002       7%                                            N
                   Aug. 2002 - Jan. 2003     8%                                            N

                   Jan, 2003 -               9%                                            N


(e) Current realized loss ratio <=           2.75%                                         Y


(f) Are class B principal balances plus Accelerated

     Principal Distributions > =             22.750%
     of stated scheduled pool balance

                Beginning B-1 balance                              17,036,308.95

                Beginning B-2 balance                              10,647,860.96

                Beginning Accelerated Principal Distribution          352,125.09
                                                                 --------------------
                                                                   28,036,295.00
                Divided by beginning pool
                balance                                           207,898,121.83
                                                                    ------------
                                                                         13.486%                  N
                                                                 ====================




       Average 60 day delinquency ratio:


                                  Over 60s           Pool Balance           %
                             ---------------------------------------------------

       Current Mo                     5,008,161.09       206,684,145.23   2.42%
       1st Preceding Mo               3,568,856.74       207,898,121.83   1.72%
       2nd Preceding Mo               2,258,631.27       208,993,611.41   1.08%
                                                          Divided by        3
                                                                       ---------
                                                                          1.74%
                                                                       =========

       Average 30 day delinquency ratio:


                                  Over 30s           Pool Balance           %
                             ---------------------------------------------------

       Current Mo                     8,960,345.71       206,684,145.23   4.34%
       1st Preceding Mo               6,751,830.44       207,898,121.83   3.25%
       2nd Preceding Mo               5,123,400.54       208,993,611.41   2.45%
                                                          Divided by        3
                                                                       ---------
                                                                          3.34%
                                                                       =========

       Cumulative loss ratio:

                       Cumulative losses                187,118.56
                                                ------------------
 Divided by Initial Certificate Principal            215,662,295.00     0.087%
                                                                  =============




 Current realized loss ratio:

                                  Liquidation         Pool
                                   Losses           Balance
                             ------------------------------------------

       Current Mo               57,664.15         207,898,121.83
       1st Preceding Mo         42,542.48         208,993,611.41
       2nd Preceding Mo         86,911.93         210,529,114.69
                                                                          0.358%
                                                                       =========

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  JANUARY 6, 1996
REMITTANCE REPORT                                  POOL REPORT # 6
REPORTING MONTH:                Dec-96             Page 3 of 6



                                                                   Delinquency Analysis

                                               31 to 59 days        60 to 89 days          90 days and Over       Total Delinq.
               No. of    Principal                 Principal             Principal               Principal               Principal
               Loans     Balance              #    Balance        #      Balance          #      Balance        #        Balance
               --------------------------------------------------------------------------------------------------------------------


Excluding Repos    7,586    204,256,362.86  143    3,745,899.24  45      1,430,555.55    42      1,356,108.55     230   6,532,563.34

         Repos        90      2,427,782.37    7      206,285.38  25        569,834.60    58      1,651,662.39      90   2,427,782.37
               ---------------------------------------------------------------------------------------------------------------------

         Total     7,676    206,684,145.23  150    3,952,184.62  70      2,000,390.15   100      3,007,770.94     320   8,960,345.71
               =====================================================================================================================

                                                                                                                  4.2%        4.34%
                                    Repossession Analysis                                                      =====================

      Active Repos             Reversal           Current Month
      Outstanding            (Redemption)         Repos             Cumulative Repos
         Principal            Principal           Principal               Principal
    #    Balance          #    Balance      #     Balance           #     Balance
---------------------------------------------------------------------------------------


 90    2,427,782.37     0        0.00   45       1,264,049.74  118         2,972,272.51


OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  JANUARY 6, 1996
REMITTANCE REPORT                                  POOL REPORT # 6
REPORTING MONTH:                          Dec-96
                                                   Page 4 of 6
REPOSSESSION LIQUIDATION REPORT




                           Liquidated                                                                   Net
   Account   Customer      Principal        Sales        Insur.       Total        Repossession     Liquidation        Unrecov.
   Number      Name         Balance       Proceeds       Refunds     Proceeds        Expenses        Proceeds          Advances
-----------------------------------------------------------------------------------------------------------------------------------

002524-7      GIBBS       11,889.30       4,800.00        0.00      4,800.00          480.00        4,320.00           1,242.35
011650-9      NEWTON      13,347.25       6,120.00        0.00      6,120.00          706.92        5,413.08           1,202.28
085994-2      HUDSON      28,225.19      25,400.00    2,250.40     27,650.40        1,462.00       26,188.40             956.32
091720-3      BALLAR      16,649.95       3,700.00      203.86      3,903.86          400.00        3,503.86           1,034.48
092937-2      KEE         27,022.41      25,900.00      204.01     26,104.01        1,978.05       24,125.96           1,216.40
093939-7      ZIMMERMAN   40,152.90      36,200.00    2,666.20     38,866.20        1,086.00       37,780.20           1,876.08
094186-4      HOLBROOK    33,017.42      29,900.00    3,148.94     33,048.94        2,430.00       30,618.94           1,855.95
089825-4      STEAGALL    25,366.79      25,500.00      220.01     25,720.01        1,748.00       23,972.01           1,646.85
089996-3      LEISTER      3,007.52       1,300.00        0.00      1,300.00            0.00        1,300.00             925.80
091158-6      MOORE       28,253.74      27,100.00    1,561.77     28,661.77        3,165.01       25,496.76           1,494.38
                                                                        0.00                            0.00
                                                                        0.00                            0.00
                                                                        0.00                            0.00
                                                                        0.00                            0.00
                                                                        0.00                            0.00
                                                                        0.00                            0.00
                                                                        0.00                            0.00
                                                                        0.00                            0.00
                      -------------------------------------------------------------------------------------------------------------
                         226,932.47     185,920.00   10,255.19    196,175.19       13,455.98      182,719.21          13,450.89
                      =============================================================================================================


        Net             Current
     Pass Thru         Period Net      Cumulative
     Proceeds         Gain/(Loss)    Gain/(Loss)
---------------------------------------------------


      3,077.65        (8,811.65)
      4,210.80        (9,136.45)
     25,232.08        (2,993.11)
      2,469.38       (14,180.57)
     22,909.56        (4,112.85)
     35,904.12        (4,248.78)
     28,762.99        (4,254.43)
     22,325.16        (3,041.63)
        374.20        (2,633.32)
     24,002.38        (4,251.36)
          0.00             0.00
          0.00             0.00
          0.00             0.00
          0.00             0.00
          0.00             0.00
          0.00             0.00
          0.00             0.00
          0.00             0.00
------------------------------------
    169,268.32       (57,664.15)    (187,118.56)
=================================================

                                         0%
                                 ================


As a percentage of the aggregate cut-off date principal balance

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  JANUARY 6, 1996
REMITTANCE REPORT                                  POOL REPORT # 6
REPORTING MONTH:           Dec-96
                                                   Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                  Original          Beginning         Current         Accelerated                      Ending
               Cert.             Certificate       Certificate       Principal         Principal       Writedown     Certificate
               Class              Balances          Balances          Payable         Distribution      Amounts        Balances
------------------------------------------------------------------------------------------------------------------------------------


A-1                              45,290,000.00     37,525,826.81    (1,213,976.60)             0.00       0.00     36,311,850.21
A-1 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

A-2                              35,585,000.00     35,585,000.00             0.00              0.00       0.00     35,585,000.00
A-2 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

A-3                              32,350,000.00     32,350,000.00             0.00              0.00       0.00     32,350,000.00
A-3 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

A-4                              22,642,000.00     22,642,000.00             0.00              0.00       0.00     22,642,000.00
A-4 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

A-5                              32,350,000.00     32,350,000.00             0.00              0.00       0.00     32,350,000.00
A-5 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

A-6                              19,409,000.00     19,409,000.00             0.00              0.00       0.00     19,409,000.00
A-6 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

B-1                              17,253,000.00     17,036,308.95             0.00        (53,306.89)      0.00     16,983,002.06
B-1 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

B-2                              10,783,295.00     10,647,860.96             0.00        (33,317.33)      0.00     10,614,543.63
B-2 Outstanding Writedown                 0.00              0.00             0.00              0.00       0.00              0.00

Excess Asset Principal Balance            0.00        352,125.09             0.00         86,624.22       0.00        438,749.31

                               ----------------------------------------------------------------------------------------------------

                                215,662,295.00    207,898,121.81    (1,213,976.60)             0.00       0.00    206,684,145.21
                               ====================================================================================================


                    Principal Paid
      Pool           Per $1,000
     Factor         Denomination
--------------------------------


    80.17631%        26.80
         0.00         0.00

   100.00000%         0.00
         0.00         0.00

   100.00000%         0.00
         0.00         0.00

   100.00000%         0.00
         0.00         0.00

   100.00000%         0.00
         0.00         0.00

   100.00000%         0.00
         0.00         0.00

    98.43507%         3.09
         0.00         0.00

    98.43507%         3.09
        0.00          0.00

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  JANUARY 6, 1996
REMITTANCE REPORT                                  POOL REPORT # 6
REPORTING MONTH:        Dec-96
                                                   Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



                                                                                                                       Interest Paid
           Certificate    Remittance     Beginning          Current            Total        Interest         Ending    Per $1,000
              Class          Rate         Balance           Accrual            Paid        Shortfall        Balance   Denomination
                         -----------------------------------------------------------------------------------------------------------


A-1                       5.71547%       0.00           184,689.16          184,689.16           0.00           0.00          4.92
A-1  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
A-1  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

A-2                       6.80000%       0.00           201,648.33          201,648.33           0.00           0.00          5.67
A-2  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
A-2  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

A-3                       7.10000%       0.00           191,404.17          191,404.17           0.00           0.00          5.92
A-3  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
A-3  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

A-4                       7.35000%       0.00           138,682.25          138,682.25           0.00           0.00          6.13
A-4  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
A-4  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

A-5                       7.65000%       0.00           206,231.25          206,231.25           0.00           0.00          6.38
A-5  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
A-5  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

A-6                       8.00000%       0.00           129,393.33          129,393.33           0.00           0.00          6.67
A-6  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
A-6  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

B-1                       8.39200%       0.00           119,140.59          119,140.59           0.00           0.00          6.99
B-1  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
B-1  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

B-2                       9.64400%       0.00            85,573.31           85,573.31           0.00           0.00          8.04
B-2  Carryover Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00
B-2  Writedown Interest   0.00           0.00                 0.00                0.00           0.00           0.00          0.00

X                                  129,454.41           418,149.89          360,485.74      57,664.15     187,118.56

Service Fee                              0.00           173,248.43          173,248.43           0.00           0.00
                                   -----------------------------------------------------------------------------------

                                    129,454.41         1,848,160.71        1,790,496.56      57,664.15    187,118.56




           Cert.             TOTAL
           Class         DISTRIBUTION
-----------------------------------------------


      A-1                 1,398,665.76



      A-2                   201,648.33



      A-3                   191,404.17



      A-4                   138,682.25



      A-5                   206,231.25



      A-6                   129,393.33



      B-1                   172,447.48



      B-2                   118,890.64



       X                    360,485.74

                            173,248.43
                    --------------------

                          3,091,097.38

*Distribute "X" as follows:

            Class "X" interest                        0.00
            B-2 Reserve Fund                          0.00
                                       --------------------
                                                      0.00
                                       ====================